FY20 Second Quarter

Genesco Inc. FY20 Q2 Earnings Summary Results and Guidance September 6, 2019

Safe Harbor Statement This presentation contains forward-looking statements, including those regarding the performance outlook for the Company and its individual businesses (including, without limitation, sales, expenses, margins and earnings) and all other statements not addressing solely historical facts or present conditions. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to estimates and projections reflected in forward-looking statements, including the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the timing and amount of any share repurchases by the Company; the imposition of tariffs on imported products by the Company or its vendors as well as the ability and costs to move production of products to countries from which imported goods are not subject to tariffs; potential disruption to the flow of goods in the ports due to reactions made by companies to the imposition of tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of weakness in the U.K. market, including potential effects on consumer demand, currency exchange rates, and the supply chain; the effectiveness of the Company's omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; cost associated with wage pressure associated with a full employment environment in the U.S. and the U.K.; weakness in the consumer economy and retail industry for the products we sell; competition in the Company's markets, including online and including competition from the Company’s vendors in the branded footwear market; fashion trends, including the lack of new fashion trends or products, that affect the sales or product margins of the Company's retail product offerings; weakness in shopping mall traffic and challenges to the viability of malls where the Company operates stores, related to planned closings of department stores and other stores or other factors and the extent and pace of growth of online shopping; risks related to the potential for terrorist events, especially in malls and shopping districts; changes in buying patterns by significant wholesale customers; bankruptcies or deterioration in financial condition of significant wholesale customers or the inability of wholesale customers or consumers to obtain credit; the Company's ability to continue to complete and integrate acquisitions, expand its business and diversify its product base; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor of certain leases; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could affect the Company's prospects and cause differences from expectations include the ability to build, open, staff and support additional retail stores and to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to eliminate stranded costs associated with dispositions, including the sale of the Lids Sport Group business; the Company’s ability to realize anticipated cost savings; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company's shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the "Risk Factors," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of, and elsewhere in, our SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via our website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco's ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements. 3

Non-GAAP Financial Measures The Company reports consolidated financial results in accordance with generally accepted accounting principles (“GAAP”). However, to supplement these consolidated financial results the Company’s presentation includes certain non-GAAP financial measures such as earnings and earnings per share and operating income. This supplemental information should not be considered in isolation as a substitute for related GAAP measures. The Company believes that disclosure of earnings and earnings per share from continuing operations and operating income adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results. Reconciliations of the non- GAAP supplemental information to the comparable GAAP measures can be found in the Appendix. 4

Key Earnings Highlights Q2 FY20 Quarter 2 Quarter 2 August 3, 2019 August 2, 2018 Total Net Sales Change 0% 12% Comparable Sales 3% 6% Gross Margin % 48.6% 47.5% Selling and Admin. Expenses % 47.6% 47.3% Operating Income % (1) GAAP 0.6% 0.2% Non-GAAP 1.0% 0.2% Earnings (Loss) per Diluted Share (1) GAAP $0.05 $0.00 Non-GAAP $0.15 $(0.01) (1) See GAAP to Non-GAAP adjustments in appendix. 5

Key Earnings Highlights YTD FY20 Six Months Ended Six Months Ended August 3, 2019 August 2, 2018 Total Net Sales Change 1% 8% Comparable Sales 4% 4% Gross Margin % 49.0% 48.2% Selling and Admin. Expenses % 47.7% 47.6% Operating Income % (1) GAAP 1.2% 0.5% Non-GAAP 1.3% 0.6% Earnings per Diluted Share (1) GAAP $0.43 $0.09 Non-GAAP $0.49 $0.13 (1) See GAAP to Non-GAAP adjustments in appendix. 6

Comparable Sales Q2 FY20 Quarter 2 Aug. 3, Aug. 4, 2019 2018 Journeys Group 4% 10% Schuh Group 0% (7)% Johnston & Murphy Group 1% 8% Total Comparable Sales 3% 6% Same Store Sales 1% 6% Comparable Direct Sales 20% 7% 7

Sales by Segment Q2 FY20 and FY19 Net Sales $486.6 million Net Sales $487.0 million FY20 2% FY19 3% 14% 14% Journeys Group Journeys Group Schuh Group Schuh Group 19% Johnston & Murphy 20% Johnston & Murphy Group Group 65% 63% Licensed Brands Licensed Brands 8

Sales by Segment YTD FY20 and FY19 Net Sales $982.2 million Net Sales $973.2 million 3% 4% FY20 FY19 15% 15% Journeys Group Journeys Group Schuh Group Schuh Group 17% Johnston & Murphy 18% Johnston & Murphy Group Group 65% Licensed Brands 63% Licensed Brands 9

Adjusted Operating Income by Segment Q2 FY20(1) ($ in millions) Quarter 2 - August 3, 2019 Quarter 2 - August 4, 2018 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $ 11.3 $ - $ 11.3 $ 7.0 $ - $ 7.0 Schuh Group - - - 1.1 - 1.1 Johnston & Murphy Group 1.5 - 1.5 0.7 - 0.7 Licensed Brands (0.3) - (0.3) (0.4) - (0.4) Corporate and Other (9.7) 1.8 (7.9) (7.3) - (7.3) Total Operating Income $ 3.0 $ 1.8 $ 4.7 $ 1.1 $ - $ 1.0 % of sales 0.6% 1.0% 0.2% 0.2% (1) See GAAP to Non-GAAP adjustments in appendix. 10

Adjusted Operating Income by Segment YTD FY20(1) ($ in millions) Six Months Ended Aug. 3, 2019 Six Months Ended Aug. 4, 2018 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $ 30.3 $ - $ 30.3 $ 20.0 $ - $ 20.0 Schuh Group (5.4) - (5.4) (4.6) - (4.6) Johnston & Murphy Group 6.6 - 6.6 5.6 - 5.6 Licensed Brands 0.2 - 0.2 (0.2) - (0.2) Corporate and Other (19.7) 1.0 (18.6) (16.1) 1.1 (15.0) Total Operating Income $ 12.0 $ 1.0 $ 13.1 $ 4.8 $ 1.1 $ 5.9 % of sales 1.2% 1.3% 0.5% 0.6% (1) See GAAP to Non-GAAP adjustments in appendix. 11

Inventory/Sales Change by Segment Q2 FY20 ($ in millions) Aug. 3, 2019 Q2 FY20 Segment Inventory/Sales Inventory Sales Journeys Group 6% 3% Schuh Group (1) 2% -1% Johnston & Murphy Group -4% -2% Licensed Brands -21% -24% Total $ 445 $ 487 % Change from prior year 2% 0% (1) On a constant currency basis. 12

Retail Stores Summary Q2 FY20 May 4, Aug. 3, 2019 Open Close 2019 Journeys Group 1,188 2 6 1,184 Journeys stores (U.S.) 863 1 4 860 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 239 1 2 238 Little Burgundy 40 - - 40 Schuh Group 136 - 4 132 Johnston & Murphy Group 180 - 2 178 Total Stores 1,504 2 12 1,494 13

Retail Square Footage Q2 FY20 Square feet in thousands May 4, Net Aug. 3, Square Footage: 2019 Change 2019 % Change Journeys Group 2,339 (7) 2,332 -0.3% Schuh Group 664 (18) 646 -2.7% Johnston & Murphy Group 344 (4) 340 -1.2% Total Square Footage 3,347 (29) 3,318 -0.9% Year over year change in retail inventory per square foot -2% 6% 14

FY20 Outlook(1) Note: See earnings call transcript for important details regarding guidance assumptions $3.80 - $4.20 per share, expectations Non-GAAP EPS near mid-point Total Sales (1%) to +1% Comparable Sales +2 to +3% Gross Margin 30 to 50 basis point improvement SG&A Expense 30 to 50 basis points deleverage Tax Rate ~28% CapEx ~ $45 million Depreciation & Amortization ~ $50 million 15.7 million Avg Shares Outstanding (assumes no further repurchases) (1) On a Non-GAAP basis, see GAAP to Non-GAAP adjustments in appendix 15

FY20 Comparable Sales Guidance Actual Actual Guidance Guidance Guidance Q1 Q2 Q3 Q4 FY20 Journeys Group 7% 4% 2 - 3% 1 - 2% 3 - 4% Schuh Group 2% 0% (4) - (1)% (4) - (1)% (2) - 0% Johnston & Murphy Group 0% 1% 0 - 1% 1 - 2% 0 - 1% Total Genesco 5% 3% 1 - 2% 1 - 2% 2 - 3% 16

FY20 Projected Retail Store Count Actual Proj Proj Proj 2019 Open Close 2020 Journeys Group 1,193 20 28 1,185 Journeys stores (U.S.) 867 8 24 851 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 239 12 3 248 Little Burgundy 41 - 1 40 Schuh Group 136 2 7 131 Johnston & Murphy Group 183 7 6 184 Total Stores 1,512 29 41 1,500 Estimated change in square feet -1% 17

FY20 Projection Capital Spending Projection FY20 CapEx $45 million 42% New Stores & Remodels 58% Omni-channel, IT, DC & Other FY20 Projected Depreciation = $50 million 18

Appendix

Non-GAAP Reconciliation – Q2 FY20 Quarter 2 August 3, 2019 August 4, 2018 Net of Per Share Net of Per Share In Thousands (except per share amounts) Pretax Tax Amounts Pretax Tax Amounts Earnings (loss) from continuing operations, as reported $ 793 $ 0.05 $ (25) $0.00 Asset impairments and other adjustments: Impairment charges $ 731 451 0.03 $ 330 181 0.01 Loss on lease terminations 1,044 717 0.04 - - 0.00 Legal and other matters - - 0.00 77 44 0.00 Gain on Hurricane Maria - 2 0.00 (436) (293) (0.01) Total asset impairments and other adjustments $ 1,775 1,170 0.07 $ (29) (68) 0.00 Income tax expense adjustments: Tax impact share based awards (54) 0.00 452 0.02 Other tax items 547 0.03 (561) (0.03) Total income tax expense adjustments 493 0.03 (109) (0.01) Adjusted earnings (loss) from continuing operations (1) and (2) $ 2,456 $ 0.15 $ (202) ($0.01) (1) The adjusted tax rate for the second quarter of Fiscal 2020 and 2019 is 45.2% and -620.9%, respectively, including a FIN 48 discrete item of less than $0.1 million in each period. (2) EPS reflects 16.0 million and 19.3 million share count for the second quarter of Fiscal 2020 and 2019, respectively, which includes common stock equivalents in each period. 20

Non-GAAP Reconciliation – YTD FY20 Six Months Ended August 3, 2019 August 4, 2018 Net of Per Share Net of Per Share In Thousands (except per share amounts) Pretax Tax Amounts Pretax Tax Amounts Earnings from continuing operations, as reported $ 7,263 $ 0.43 $ 1,831 $ 0.09 Asset impairments and other adjustments: Impairment charges $ 1,038 663 0.04 $ 1,355 922 0.05 Loss on lease terminations 44 28 0.00 - - 0.00 Legal and other matters - - 0.00 270 184 0.01 Gain on Hurricane Maria (38) (24) 0.00 (536) (365) (0.02) Total asset impairments and other adjustments $ 1,044 667 0.04 $ 1,089 741 0.04 Income tax expense adjustments: Tax impact for share-based awards (54) 0.00 452 0.02 Other tax items 489 0.02 (492) (0.02) Total income tax expense adjustments 435 0.02 (40) 0.00 Adjusted earnings from continuing operations (1) and (2) $ 8,365 $ 0.49 $ 2,532 $ 0.13 (1) The adjusted tax rate for the first six months of Fiscal 2020 and 2019 is 36.1% and 33.1%, respectively, including a FIN 48 discrete item of less than $0.1 million in each period. (2) EPS reflects 16.9 million and 19.4 million share count for the first six months of Fiscal 2020 and 2019, respectively, which includes common stock equivalents in each period. 21